Execution Version

GUARANTEE AND COLLATERAL AGREEMENT

made by

IM BRANDS, LLC

And

XCEL BRANDS, INC.

in favor of

MIDMARKET CAPITAL PARTNERS, LLC
as Administrative Agent

Dated as of September 29, 2011

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Schedules

Schedule 1	Notice Addresses of Guarantors
Schedule 2	Description of Pledged Securities
Schedule 3	Filings and Other Actions Required to Perfect Security Interest
Schedule 4	Jurisdiction of Organization, Identification Number and Location of Chief Executive Office
Schedule 5	Intellectual Property
Schedule 6	Contracts
Schedule 7	Securities Accounts
Schedule 8	Deposit Accounts
Schedule 9	Commercial Tort Claims

Annexes

Annex I	Assumption Agreement
Annex II	Acknowledgment and Consent
Annex III	Deposit Account Control Agreement
Annex IV	Intellectual Property Security Agreement
Annex V	Securities Account Control Agreement

iii

GUARANTEE AND COLLATERAL AGREEMENT, dated as of September 29, 2011, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of MIDMARKET CAPITAL PARTNERS, LLC, as Administrative Agent (in such capacity, the “Administrative Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement, dated as of September 29, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IM BRANDS, LLC, a Delaware limited liability company (the “Borrower”), the Lenders and the Administrative Agent.

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is the wholly owned subsidiary of XCel Brands, Inc., a Delaware corporation (the “Parent”);

WHEREAS, the Borrower and the Parent entered into that certain Asset Purchase Agreement, dated as of May 19, 2011, as amended by that certain First Amendment to Asset Purchase Agreement dated July 28, 2011, the Second Amendment to Asset Purchase dated as of September 15, 2011, Third Amendment to Asset Purchase Agreement dated as of September 21, 2011 and Fourth Amendment to Asset Purchase Agreement dated as of September 29, 2011 (the “Acquisition Agreement”), by and among IM Ready-Made, LLC as seller (the “Seller”), the Parent, Isaac Mizrahi, Marisa Gardini and the Borrower, pursuant to which the Borrower is acquiring (the “Acquisition”) certain assets of the Seller including its trademarks, copyrights, license agreements, and certain other intellectual property and the Parent is acquiring certain fixed assets of, assuming certain liabilities of, and intends to employ certain employees of the Seller as provided for in the Acquisition Agreement;

WHEREAS, the Borrower will use the proceeds of the extensions of credit under the Credit Agreement to finance the Acquisition, to pay related fees and expenses and for general working capital purposes;

WHEREAS, the Parent will derive substantial direct and indirect benefit from the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement (as defined below) to the Administrative Agent;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the benefit of the Secured Parties (as defined below), as follows:

SECTION 1.     DEFINED TERMS

1.1           Definitions.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement and the following terms are used herein as defined in the New York UCC:  Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Deposit Account, Documents, Equipment, Farm Products, General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights, Securities Account and Supporting Obligations.

The following terms shall have the following meanings:

“Acquisition Document Rights”: with respect to each Grantor, such Grantor’s rights, title and interest in, to and under the Acquisition Agreement, including (i) all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for monetary damages or other relief under or in respect of the agreements, documents and instruments referred to in the Acquisition Agreement or related thereto or pursuant to or in respect of the Acquisition Agreement, and (ii) all proceeds, collections, recoveries and rights of subrogation with respect to the foregoing.

“Agreement”:  this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Borrower Obligations”:  (i) the collective reference to the unpaid principal of and Applicable Premium, if any, and interest on (including, without limitation, interest accruing after the maturity of the Term Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Term Loans and all other obligations and liabilities of the Borrower to any Secured Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise, and (ii) all other obligations and liabilities of the Borrower, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, in each case, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Secured Parties that are required to be paid by the Borrower pursuant to the terms of this Agreement).

“Collateral”:  as defined in Section 3.2.

“Collateral Account”:  any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

“Contracts”:  the contracts and agreements listed in Schedule 6, as the same may be amended, supplemented or otherwise modified from time to time.

“Copyrights”:  (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, in any media, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed on Schedule 5), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Copyright Licenses”:  any written or oral agreement naming any Grantor as licensor or licensee (including, without limitation, those listed on Schedule 5), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Deposit Account Control Agreement”: an agreement substantially in the form of Annex III or such other form reasonably satisfactory to the Administrative Agent.

“Excluded Assets”:  the collective reference to (i) any contract, General Intangible, Copyright License, Patent License or Trademark License (“Intangible Assets”), in each case to the extent the grant by the relevant Grantor of a security interest pursuant to this Agreement in such Grantor’s right, title and interest in such Intangible Asset (A) is prohibited by legally enforceable provisions of any contract, agreement, instrument or indenture governing such Intangible Asset, (B) would give any other party to such contract, agreement, instrument or indenture a legally enforceable right to terminate its obligations thereunder or (C) is permitted only with the consent of another party, if the requirement to obtain such consent is legally enforceable and such consent has not been obtained; provided, that in any event any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture shall not be Excluded Assets to the extent that any of the foregoing is (or if it contained a provision limiting the transferability or pledge thereof would be) subject to Section 9-406 of the New York UCC, and (ii) any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock” set forth in this Section 1.1.

“Foreign Subsidiary Voting Stock”:  the voting Capital Stock of any Foreign Subsidiary (other than a Foreign Electing Subsidiary).

“Grantor Collateral”:  as defined in Section 3.1.

“Guarantor Obligations”:  with respect to any Guarantor, the collective reference to all obligations and liabilities of such Guarantor, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to any Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

“Intellectual Property”:  the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, copyrights, copyright licenses, software, databases, patents, patent licenses, trademarks, trademark licenses, trademark applications, service marks, service mark licenses, service mark applications, trade names, brand names, domain names, mask works, mask work licenses, technology and related improvements, know-how and processes, trade secrets, all registrations and applications related to any of the above, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intellectual Property Security Agreement”:  an agreement substantially in the form of Annex IV hereto or such other form reasonably satisfactory to the Administrative Agent.

“Intercompany Note”:  any promissory note evidencing loans made by any Grantor to the Borrower or any of its Subsidiaries.

“Investment Property”:  the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock” in this Section 1.1) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Stock.

“Issuers”:  the collective reference to each issuer of any Investment Property.

“New York UCC”:  the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations”:  (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

“Parent Collateral”:  as defined in Section 3.2.

“Patents”:  all (i) letters patent of the United States, any other country or any political subdivision thereof, (ii) applications for letters patent of the United States or any other country, and (iii) reissues, divisions, continuations and continuations-in-part, or extensions thereof, including, without limitation, any of the foregoing listed on Schedule 5 and (iv) all rights to obtain any reissues or extensions of the foregoing.

“Patent License”:  all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to make, have made, use, sell (directly or indirectly), offer to sell, import or dispose of any invention or practice any method or process covered in whole or in part by a Patent, including, without limitation, any of the foregoing listed on Schedule 5.

“Pledged Notes”:  all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to the Borrower or any Guarantor and all other promissory notes issued to or held by the Borrower or any Guarantor.

“Pledged Securities”:  the collective reference to the Pledged Notes and the Pledged Stock.

“Pledged Stock”:  (i) with respect to any Grantor (other than the Parent), the shares of Capital Stock listed on Schedule 2, together with any other shares, certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect and (ii) with respect to the Parent, the shares of Capital Stock of the Borrower owned by the Parent, together with any other shares, certificates, options or rights of any nature whatsoever in respect of the Capital Stock of the Borrower that may be issued or granted to, or held by, the Parent while this Agreement is in effect ; provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock be required to be pledged hereunder.

“Proceeds”:  all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, including, without limitation, all dividends or other income from the Investment Property that is Collateral, collections thereon or distributions or payments with respect thereto.

“Receivable”:  any right of the Borrower to payment for goods sold, leased, licensed, assigned or otherwise disposed of, or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Secured Parties”:  the collective reference to the Administrative Agent and the Lenders.

“Securities Account Control Agreement”: an agreement substantially in the form of Annex V or such other form reasonably satisfactory to the Administrative Agent.

“Securities Act”:  the Securities Act of 1933, as amended.

“Trademarks”:  (i) all trademarks, trade names, brand names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, domain names, service marks, logos and other source or business identifiers, and all goodwill associated therewith or symbolized thereby, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing listed on Schedule 5, and (ii) the right to obtain all renewals thereof.

“Trademark License”:  any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing listed on Schedule 5.

“Vehicles”:  all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

1.2           Other Definitional Provisions.

(a)           The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)           The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)           Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

SECTION 2.     GUARANTEE

2.1           Guarantee.

(a)           The Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantee to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at stated maturity, by acceleration or otherwise) of the Borrower Obligations to the extent not paid by the Borrower.

(b)           Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to fraudulent conveyances or transfers or the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2). If, and only to the extent that, any such Guarantor Obligations are or would be void, voidable or otherwise unenforceable, the obligations of such Grantor hereunder shall be limited to the maximum amount that would not make such obligation void, voidable or otherwise unenforceable.

(c)           Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee of such Guarantor contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Secured Party hereunder.

(d)           Subject to Section 8.15 hereof, the guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by full and final payment in cash.

(e)           No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Borrower or any Guarantor under this Section 2 which shall, notwithstanding any such payment (other than any payment made by the Borrower or such Guarantor in respect of the Borrower Obligations or any payment received or collected from the Borrower or such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of the Borrower or such Guarantor hereunder until the Borrower Obligations are fully and finally paid in cash.

2.2           Right of Contribution.

(a)           Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.

(b)           Each Guarantor’s right of contribution under this Section 2.2 shall be subject to the terms and conditions of Section 2.3.  The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3           Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Secured Parties by the Borrower on account of the Borrower Obligations are fully and finally paid in cash.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been fully and finally paid in cash, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.4           Amendments, etc. with respect to the Borrower Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Secured Party may be rescinded by the Administrative Agent or such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Secured Party (with the consent of the Borrower as shall be required thereunder), and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may (with the consent of the Borrower as shall be required thereunder) deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Secured Party for the payment of the Borrower Obligations may (with the consent of the Borrower as shall be required thereunder) be sold, exchanged, waived, surrendered or released.  Neither the Administrative Agent nor any Secured Party shall, except to the extent set forth in and as required by any Requirement of Law (other than Organizational Documents), and for the benefit of the parties to, the agreements and instruments governing such Lien or guarantee, have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantees contained in this Section 2 or any property subject thereto.

2.5           Guarantee Absolute and Unconditional.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2.  Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations.  Each Guarantor understands and agrees that the guarantee of such Guarantor contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee of such Guarantor contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability under this Section 2, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Secured Party against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6           Reinstatement.  The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7           Payments.  Each Guarantor hereby guarantees that payments by it hereunder will be paid to the Administrative Agent without reduction or deduction of any kind including for set-off or counterclaim or any Non-Excluded Tax in the case of obligations in respect of Borrower Obligations arising under the Credit Agreement or any other Loan Document in Dollars at the Payment Office specified in the Credit Agreement.

SECTION 3.     GRANT OF SECURITY INTEREST

3.1           Grant of Security Interest by each Grantor.  Each Grantor (other than the Parent) hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Grantor Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower’s Obligations or such Grantor’s Guarantor Obligations, as applicable:

(a)	all Accounts;

(b)	all Chattel Paper;

(c)
all Contracts and all other contracts, agreements and licenses, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder and (iii) all rights of any Grantor to perform and to exercise all remedies thereunder;

(d)	all Deposit Accounts;

(e)	all Documents (other than title documents with respect to Vehicles);

(f)	all Acquisition Document Rights;

(g)	all Commercial Tort Claims;

(h)	all Equipment;

(i)	all General Intangibles;

(j)	all Instruments;

(k)	all Intellectual Property;

(l)	all Inventory;

(m)	all Investment Property;

(n)	all Letter-of-Credit Rights;

(o)	all Goods and other property not otherwise described above;

(p)	all books and records pertaining to the Collateral; and

(q)
to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, all Supporting Obligations in respect of any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, that the Grantor Collateral shall not include any Excluded Assets.

3.2           Grant of Security Interest by the Parent.  The Parent hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by the Parent or in which the Parent now has or at any time in the future may acquire any right, title or interest (collectively, the “Parent Collateral”, and together with the Grantor Collateral, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of its Obligations:

(a)	all Capital Stock of the Borrower;

(b)	any other shares, certificates, options or rights of any nature in respect of such Capital Stock that may be issued or granted to, or held by, the Parent while this Agreement is in effect;

(c)	to the extent not otherwise included, all Supporting Obligations in respect of any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

(d)
all payments of principal or interest, dividends, cash, instruments and other property from time to time received or otherwise distributed, in respect of, in exchange for or upon the conversion of the Capital Stock referred to in clause (a) or (b) above;

(e)
all rights and privileges of the Parent with respect to the Capital Stock referred to in clause (a) or (b) above (including any rights under the operating agreement and other Organizational Documents of the Borrower); and

(f)	all Proceeds of any of the foregoing.

SECTION 4.     REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that (after giving effect to the Acquisition):

4.1           Representations in Credit Agreement.  In the case of each Guarantor, the representations and warranties set forth in Section 3 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor’s knowledge.

4.2           Title; No Other Liens.  Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others.  No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement.  For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses in the ordinary course of business to third parties to use Intellectual Property owned by, licensed to or developed by a Grantor.  For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a “Lien” on such Intellectual Property.  Each of the Administrative Agent and each Secured Party understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Administrative Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

4.3           Perfected First Priority Liens.  The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral (other than Intellectual Property Collateral located or registered outside the United States) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral (other than Intellectual Property Collateral located or registered outside the United States) in existence on the date hereof except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

4.4           Jurisdiction of Organization; Chief Executive Office.  On the date hereof, such Grantor’s jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4.  Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.  Such Grantor has not, within the five-year period preceding the date hereof, conducted business under any other name, changed its jurisdiction of formation, or merged with or into or consolidated with any other Person.  The name in which such Grantor has executed this Agreement is the exact name as it appears in such Grantor’s Organizational Documents, as filed with such Grantor’s jurisdiction of organization.

4.5           Investment Property.

(a)           The Pledged Stock pledged by such Grantor (other than the Parent) hereunder constitute all the issued and outstanding shares or interests of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% (or such lesser amount as such Grantor owns) of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

(b)           If applicable, all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

(c)           The Pledged Stock of the Borrower pledged by the Parent hereunder constitute all the issued and outstanding shares or interests of all classes of the Capital Stock of the Borrower.

(d)           Schedule 7 lists all Securities Accounts, Instruments, Securities and other Investment Property owned or maintained by each Grantor (other than the Parent).  Each Grantor is the direct and beneficial owner of such Securities Account, Instrument, Security and other Investment Property as being owned by it, free and clear of any Liens, except for the security interest granted to the Administrative Agent for the benefit of the Secured parties hereunder.

(e)           To the best of such Grantor’s knowledge, each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(f)           Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

4.6           Contracts.

(a)           No consent of any party (other than such Grantor) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement.

(b)           To the best of such Grantor’s knowledge, each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(c)           No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any Grantor thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature.

(d)           Neither such Grantor nor (to the best of such Grantor's knowledge) any of the other parties to the Contracts is in default in the performance or observance of any of the terms thereof in any manner that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(e)           The right, title and interest of such Grantor in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(f)           Such Grantor has delivered to the Administrative Agent a complete and correct copy of each Contract in effect on the date hereof.

(g)           No amount payable to such Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

(h)           None of the parties to any Contract is a Governmental Authority.

4.7           Intellectual Property.

(a)           Schedule 5 lists all registrations and applications included in Intellectual Property owned by the Borrower in its own name on the date hereof. Schedule 5 also indicates which licenses with respect to such Intellectual Property are exclusive licenses.

(b)           The Borrower owns or has the right to use all Intellectual Property that is material to its business as currently conducted or as proposed to be conducted free and clear of all Liens.

(c)           On the date hereof, all material Intellectual Property of the Borrower described on Schedule 5 is valid, subsisting, unexpired and enforceable, has not been abandoned and to the Borrower’s knowledge, does not infringe, impair, misappropriate, dilute or otherwise violate (“Infringe”) the intellectual property rights of any other Person, or is being Infringed by any other Person.

(d)           Except as set forth on Schedule 5, on the date hereof, none of the Intellectual Property of the Borrower is the subject of any licensing or franchise agreement pursuant to which the Borrower is the licensor or franchisor.

(e)           No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or challenge the validity, enforceability, ownership or use of, or the Borrower’s rights in, any Intellectual Property in any respect, and the Borrower knows of no valid basis for same, that could reasonably be expected to have a Material Adverse Effect.

(f)           No action or proceeding is pending, or, to the knowledge of the Borrower, threatened, on the date hereof (i) seeking to limit, cancel or challenge the validity, enforceability, ownership or use of any material Intellectual Property of the Borrower or the Borrower’s ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property to the Borrower.

4.8           Deposit Accounts.  Schedule 8 lists all Deposit Accounts owned or maintained by each Grantor (other than the Parent).

4.9           Commercial Tort Claims.  Schedule 9 lists all Commercial Tort Claims as of the date hereof, including a brief description of the facts and the underlying claims with respect thereto.

SECTION 5.     COVENANTS

Each Grantor covenants and agrees with the Administrative Agent and the Secured Parties that, from and after the date of this Agreement until the Obligations shall have been paid in full:

5.1           Covenants in Credit Agreement.  In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

5.2           Delivery of Instruments and Chattel Paper.  If any Collateral or any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed or with a validly executed transfer power in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement; provided, that the Grantors shall not be obligated to deliver to the Administrative Agent any Instruments or Chattel Paper held by any Grantor at any time to the extent that the aggregate face amount of all such Instruments and Chattel Paper held by all Grantors at such time does not exceed $250,000.

5.3           Payment of Obligations.  Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

5.4           Maintenance of Perfected Security Interest; Further Documentation.

(a)           Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever other than such claims or demands permitted by the Credit Agreement.

(b)           Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

(c)           At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby, (ii) in the case of Intellectual Property, an Intellectual Property Security Agreement with the United States Trademark and Patent Office and the United States Copyright Office (and any successor office in the United States) and (iii) in the case of  Investment Property, Deposit Accounts and Letter-of-Credit Rights that is or is required to be Collateral, taking any actions necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto, including but not limited to, execution of a Deposit Account Control Agreement with respect to any Deposit Accounts of any Grantor (other than the Parent).

5.5           Changes in Locations, Name, etc.  Such Grantor will not, except upon 30 days’ prior written notice to the Administrative Agent, clearly describing any of the following proposed changes, and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein:

(i)           change its jurisdiction of organization or the location of its chief executive office or sole place of business or any office in which it maintains books or records relating to the Collateral from that referred to in Section 4.4;

(ii)          change its identity or organizational structure;

(iii)         change its legal name; or

(iv)         change its Federal Taxpayer Identification Number or organizational identification number, if any.

5.6           Notices.  Within ten (10) Business Days of such occurrence, each applicable Grantor, upon learning of such occurrence, will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:

(a)           any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

(b)           the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

5.7           Investment Property.

(a)           Each Grantor hereby agrees that if any Pledged Stock is at any time not evidenced by a certificate of ownership, such Grantor will cause the Issuer thereof either (a) to register the Administrative Agent as the registered owner of such Pledged Stock or (b) to agree in an authenticated record with such Grantor and the Administrative Agent that such Issuer will comply with instructions with respect to such Pledged Stock originated by the Administrative Agent without further consent of such Grantor.

(b)           If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer of any Pledged Stock (provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary (other than a Foreign Electing Subsidiary) be required to be pledged hereunder; provided further that in no event shall Parent be required to pledge any Capital Stock of any Issuer other than Borrower held by Parent), whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Secured Parties, hold the same in trust for the Administrative Agent and the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power or other instrument of transfer, as applicable, covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations.  Any sums paid upon or in respect of the Investment Property that is or is required to be Collateral upon the liquidation or dissolution of any Issuer thereof shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of such Investment Property, or any property shall be distributed upon or with respect to such Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer thereof or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations.  If any sums of money or property so paid or distributed in respect of the Investment Property that is or is required to be Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor as additional collateral security for the Obligations.  Notwithstanding the foregoing, the Grantors shall not be required to pay over to the Administrative Agent or deliver to the Administrative Agent as Collateral any proceeds of any liquidation or dissolution of any Issuer of any Pledged Stock, or any distribution of capital or property in respect of any Investment Property that is or is required to be Collateral, to the extent that (i) such liquidation, dissolution or distribution, if treated as a Disposition of the relevant Issuer, would be permitted by the Credit Agreement and (ii) the proceeds thereof are applied toward prepayment of Loans and reduction of Commitments to the extent required by the Credit Agreement.

(c)           Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer of any Pledged Stock to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, unless such securities are delivered to the Administrative Agent, concurrently with the issuance thereof, to be held by the Administrative Agent as Collateral (provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary (other than a Foreign Electing Subsidiary) be required to be pledged hereunder), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property that is or is required to be Collateral or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property that is or is required to be Collateral or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

(d)           In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it.

5.8           Contracts.

(a)           In the case of each Grantor, such Grantor will perform and comply in all material respects with all its obligations under the Contracts to which it is a party.

(b)           In the case of each Grantor, such Grantor will not amend, modify, terminate or waive any provision of any Contract to which it is a party in any manner which could reasonably be expected to materially adversely affect the value of such Contract as Collateral.

(c)           In the case of each Grantor, such Grantor will exercise promptly and diligently each and every material right which it may have under each Contract to which it is a party (other than any right of termination).

(d)           In the case of each Grantor, such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any Contract to which it is a party that questions the validity or enforceability of such Contract.

(e)           Such Grantor will, within ten (10) days after the execution of any contract, agreement or license entered into after the date hereof by such Grantor (other than the Parent) from time to time which is either (a) reasonably expected to result in royalty payments to such Grantor of $500,000 per year or more or (b) otherwise material to the business of such Grantor, deliver to the Administrative Agent a copy of such contract, agreement or license.

5.9           Intellectual Property.

(a)           The Borrower (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods or services applicable to its current business, including, without limitation, as reflected in its current service offerings, catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of all products and services offered under such Trademark, (iii) use such Trademark with all appropriate notices of registration and other legends required by applicable Requirements of Law, (iv) not adopt or use any new mark, or any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(b)           The Borrower (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

(c)           The Borrower (either itself or through licensees) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired.  The Borrower will not (either itself or through licensees) do any act whereby any material portion of a Copyrights may fall into the public domain.

(d)           The Borrower (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to Infringe the intellectual property rights of any other Person.

(e)           The Borrower will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding the Borrower’s rights in, or the validity, enforceability, ownership or use of, any material Intellectual Property, including, without limitation, the Borrower’s right to register or to maintain the same.

(f)           Whenever the Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property (other than Copyrights) with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Borrower shall report such filing to the Administrative Agent within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs.  Whenever the Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Borrower shall report such filing to the Administrative Agent within twenty (20) Business Days.  Upon request of the Administrative Agent, the Borrower shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Secured Parties’ security interest in any Copyright, Patent or Trademark located or registered in the United States.

(g)           The Borrower will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application relating to any material Intellectual Property (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(h)           In the event that any material Intellectual Property is Infringed by a third party, the Borrower shall (i) take such actions as the Borrower shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for Infringement, to seek injunctive relief where appropriate and to recover any and all damages for such Infringement.

5.10           Parent. The Parent shall not (a) create, incur, assume or suffer to exist any Indebtedness other than (i) Indebtedness pursuant to the Loan Documents and (ii) Guarantee Obligations relating to any Indebtedness of any Subsidiary of Parent or (b) create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except for Liens (i) for taxes not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Parent in conformity with GAAP and (ii) on the Capital Stock of Borrower incurred to secure the Obligations or on the Capital Stock of any other Subsidiary of Parent incurred to secured Indebtedness permitted by this Section 5.10.

5.11           Deposit Account Control Agreements.  No Grantor (other than the Parent) shall hereafter establish and maintain any Deposit Account unless such depository bank and such Grantor shall have duly executed and delivered to the Administrative Agent a Deposit Account Control Agreement necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect to such Deposit Account.  In the event that Borrower establishes a replacement Deposit Account and such depository bank and Grantor have duly executed and delivered to the Administrative Agent a Deposit Account Control Agreement necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect to such replacement Deposit Account, Administrative Agent agrees, prior to the occurrence of an Event of Default, to direct any proceeds from the original Deposit Account to such replacement Deposit Account.

5.12           Securities Account Control Agreements.  No Grantor (other than the Parent) shall hereafter establish and maintain any Securities Account unless such bank and such Grantor shall have duly executed and delivered to the Administrative Agent a Securities Account Control Agreement necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect to such Securities Account.

5.13           Commercial Tort Claims.  If the Borrower shall at any time commence a suit, action or proceeding with respect to any Commercial Tort Claim held by it with a value which the Borrower reasonably believes to be of $250,000 or more, the Borrower shall promptly notify the Administrative Agent thereof in a writing signed by the Borrower and describing the details thereof and shall grant to the Administrative Agent for the benefit of the Secured Parties in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 6.     REMEDIAL PROVISIONS

6.1           Certain Matters Relating to Receivables.

(a)           The Administrative Agent shall have the right, prior to the occurrence of an Event of Default at reasonable times and upon 10 days notice not to exceed one time in any calendar year, and, in any event, at any time after the occurrence and during the continuance of an Event of Default, to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications.  At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon the Administrative Agent’s request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

(b)           The Administrative Agent hereby authorizes the Borrower to collect the Borrower’s Receivables, subject to the Administrative Agent’s direction and control after the occurrence and during the continuance of an Event of Default, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default.  If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two (2) Business Days) deposited by the Borrower in the exact form received, duly indorsed by the Borrower to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by the Borrower in trust for the Administrative Agent and the Secured Parties, segregated from other funds of the Borrower.  Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.  Without limiting the foregoing, at any time after the occurrence and during the continuance of an Event of Default, the Secured Party may notify any account debtor or other Person obligated with respect to any Account that the Account has been assigned to the Secured Party and may collect such Account directly and all resulting collection cost and expense shall constitute part of the Obligations and shall be due and payable on demand.  No Grantor shall agree to any discounts, credits or allowances relating to any Accounts other than in accordance with its usual and customary practice as exists on the date hereof and, at any time after the occurrence and during the continuance of an Event of Default, no such discount, credit or allowance shall be granted without the prior consent of the Administrative Agent.

(c)           At the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

(d)           At any time after the occurrence and during the continuance of an Event of Default, the Borrower will cooperate with the Administrative Agent to establish a system of lockbox accounts, under the sole dominion and control of the Administrative Agent, into which all Receivables shall be paid and from which all collected funds will be transferred to a Collateral Account.

6.2           Communications with Obligors; Borrower Remains Liable.

(a)           The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Receivables or Contracts.

(b)           Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, the Borrower shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

(c)           Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Receivables (or any agreement giving rise thereto) and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating thereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3           Pledged Stock.

(a)           Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent’s reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b)           If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, as the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in the order set forth in Section 6.5 and upon request of the Administrative Agent any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and whether or not registered in its name or the name of its nominee, the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)           Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and such Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

6.4           Proceeds to be Turned Over To Administrative Agent.  In addition to the rights of the Administrative Agent and the Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and Instruments shall be held by such Grantor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required).  All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control.  All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5           License.  The Administrative Agent is hereby granted a license or other right to use, following the occurrence and during the continuance of an Event of Default, without charge, each Grantor’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale, and selling any Collateral, and, following the occurrence and during the continuance of an Event of Default, such Grantor’s rights under all licenses and all franchise agreements shall inure to the Administrative Agent’s benefit.

6.6           Application of Proceeds.  If an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;

Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Secured Parties;

Third, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then held by the Secured Parties; and

Fourth, any balance of such Proceeds remaining after the Obligations shall have been paid in full shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

6.7           Code and Other Remedies.  If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law.  Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Administrative Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released.  Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere.  The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6 with respect to any Grantor’s Collateral, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral of such Grantor or in any way relating to the Collateral of such Grantor or the rights of the Administrative Agent and the Secured Parties hereunder with respect thereto, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations of such Grantor, in the order specified in Section 6.5, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor.  To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Secured Party arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.8           Sale of Pledged Stock.

(a)           Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, consents to such private sale.  The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(b)           Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the Secured Parties, that the Administrative Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

6.9           Deficiency.  Subject to Section 2.1(b) hereof, each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Secured Party to collect such deficiency.

SECTION 7.     THE ADMINISTRATIVE AGENT

7.1           Administrative Agent’s Appointment as Attorney-in-Fact, etc.

(a)           Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor without notice to or assent by such Grantor, to do any or all of the following:

(i)           in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or contract or with respect to any other Collateral whenever payable;

(ii)          in the case of any Intellectual Property that is or is required to be Collateral, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the Secured Parties’ security interest in such Intellectual Property, including the filing with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office) this Agreement or the Intellectual Property Security Agreement, and naming the Borrower as debtor, and the Administrative Agent as secured party, other than Trademarks, Copyrights or Patents located or registered outside the United States;

(iii)         pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)        execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

(v)         (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as Parent or such Grantor might do; and

(vi)         license or sublicense whether on an exclusive or non-exclusive basis, any Intellectual Property for such term and on such conditions and in such manner as the Administrative Agent shall in its sole judgment determine and, in connection therewith, such Grantor hereby grants to the Administrative Agent for the benefit of the Secured Parties a royalty-free, world-wide irrevocable license of its Intellectual Property.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b)           If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)           The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the Default Rate, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor shall be payable by such Grantor to the Administrative Agent on demand.

(d)           Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2           Duty of Administrative Agent.  The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account.  Neither the Administrative Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Administrative Agent and the Secured Parties hereunder are solely to protect the Administrative Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers.  The Administrative Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

7.3           Execution of Financing Statements.  Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral (but with respect to any Copyright, Patent or Trademark, only those located or registered in the United States) without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement.  Each Grantor authorizes the Administrative Agent to use the collateral description “all personal property” or “all assets” in any such financing statements.  Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

7.4           Authority of Administrative Agent.  Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8.     MISCELLANEOUS

8.1           Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

8.2           Notices.  All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

8.3           No Waiver by Course of Conduct; Cumulative Remedies.  Neither the Administrative Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Administrative Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Secured Party would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4           Enforcement Expenses; Indemnification.

(a)           Each Guarantor agrees to pay, or reimburse each Secured Party and the Administrative Agent for, all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the other Secured Parties and, if reasonably necessary, local counsel in any relevant jurisdiction.

(b)           Each Guarantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)           Each Guarantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.

(d)           The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.5           Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Secured Parties and their successors and assigns permitted pursuant to Section 10.6 of the Credit Agreement; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

8.6           Set-Off.  Each Grantor hereby irrevocably authorizes the Administrative Agent and each Secured Party at any time and from time to time following an Event of Default, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Secured Party to or for the credit or the account of such Grantor or any part thereof in such amounts as the Administrative Agent or such Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Secured Party hereunder and claims of every nature and description of the Administrative Agent or such Secured Party against such Grantor in any currency, whether arising hereunder, under the Credit Agreement or, any other Loan Document, as the Administrative Agent or such Secured Party may elect, whether or not the Administrative Agent or any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured.  The Administrative Agent and each Secured Party shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Administrative Agent and each Secured Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Secured Party may have.

8.7           Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.8           Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9           Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10         Integration.  This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11         GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.12         Submission To Jurisdiction; Waivers.  Each Grantor, and by acceptance of the benefits hereof, the Administrative Agent and each Secured Party, hereby irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)           consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)           waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13         Acknowledgements.  Each Grantor hereby acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)           neither the Administrative Agent nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)           no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

8.14         Additional Grantors.  Within ten (10) Business Days after the date on which the Borrower acquires or creates a Subsidiary that is required to become a party to this Agreement pursuant to Section 5.9(c) of the Credit Agreement, such Subsidiary shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto, which such execution and delivery shall occur within ten (10) Business Days after the date on which such Subsidiary was acquired or created.

8.15         Releases.

(a)           At such time as the Loans and the other Obligations shall have been indefeasibly paid in full, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors.  At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b)           If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.  At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least ten (10) Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

8.16           WAIVER OF JURY TRIAL.  EACH GRANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

IM BRANDS, LLC

By: XCel Brands, Inc., its sole member and manager

By:	/s/ Robert W. D’Loren
Name: Robert W. D’Loren
Title: Chief Executive Officer

XCEL BRANDS, INC.

By:	/s/ Robert W. D’Loren
Name: Robert W. D’Loren
Title: Chief Executive Officer

[Signature Page to the Guarantee and Collateral Agreement]

Annex I
to
Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of ________________, 20__, made by ______________________________, a ______________ [corporation/limited liability company/partnership] (the “Additional Grantor”), in favor of MIDMARKET CAPITAL PARTNERS, LLC, as administrative agent (in such capacity, the “Administrative Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement referred to below.  All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

WITNESSETH:

WHEREAS, IM Brands, LLC (the “Borrower”), the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of September __, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of September __, 2011 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Administrative Agent for the benefit of the Lenders;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.           Guarantee and Collateral Agreement.  By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth on Schedules _______* to the Guarantee and Collateral Agreement.  The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

*      Refer to each Schedule which needs to be supplemented.

Annex I-2

2.           Grant of Security Interest.  The Additional Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by the Additional Grantor or in which the Additional Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Additional Grantor Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Additional Grantor’s Obligations:

(a)	all Accounts;

(b)	all Chattel Paper;

(c)
all Contracts, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder and (iii) all rights of any Grantor to perform and to exercise all remedies thereunder;

(d)	all Deposit Accounts;

(e)	all Documents (other than title documents with respect to Vehicles);

(f)	all Acquisition Document Rights;

(g)	all Commercial Tort Claims;

(h)	all Equipment;

(i)	all General Intangibles;

(j)	all Instruments;

(k)	all Intellectual Property;

(l)	all Inventory;

(m)	all Investment Property;

(n)	all Letter-of-Credit Rights;

(o)	all Goods and other property not otherwise described above;

(p)	all books and records pertaining to the Collateral; and

(q)
to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, all Supporting Obligations in respect of any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

Annex I-3

provided, that the Additional Grantor Collateral shall not include any Excluded Assets.

3.           GOVERNING LAW.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Annex II
to
Guarantee and Collateral Agreement

ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of September___, 2011 (the “Agreement”), made by the Grantors parties thereto for the benefit of MidMarket Capital Partners, LLC, as Administrative Agent.  The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

1.           The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2.           The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) of the Agreement.

3.           The terms of Sections 5.8, 6.3(a) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it, or prohibited, pursuant to Section 5.8, 6.3(a) or 6.7 of the Agreement.

[NAME OF ISSUER]

By:
Name:
Title:

Address for Notices:

Fax:

Exhibit K-1

Annex III
to
Guarantee and Collateral Agreement

DEPOSIT ACCOUNT CONTROL AGREEMENT

This DEPOSIT ACCOUNT CONTROL AGREEMENT (this “Agreement”), dated as of   __, 2011, by and among IM Brands, LLC, a Delaware limited liability company (the “Grantor”), MidMarket Capital Partners, LLC, a Delaware limited liability company (the “Agent”) and [NAME OF DEPOSITORY BANK] (the “Depository Bank”), is delivered pursuant to Section 5.4 of that certain Guarantee and Collateral Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), dated as of September __, 2011 made by Grantor, XCel Brands, Inc., a Delaware corporation, and the Agent.  This Agreement is entered into by the parties hereto for the purpose of perfecting the security interests of the Agent granted by the Grantor in the Deposit Accounts described below.  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.

1.           Representations; Covenants.  The Depository Bank hereby confirms and agrees that:

(a)           The Depository Bank is engaged in the business of banking and is a “Bank” as such term is defined in the UCC §9-102(a)(8).

(b)           The Depository Bank has established for the Grantor and maintains the deposit account(s) listed in Schedule 1 annexed hereto (such account(s), together with each such other deposit account maintained by the Grantor with the Depository Bank collectively, the “Deposit Accounts” and each a “Deposit Account”).  The Grantor is the Depository Bank’s customer with respect to the Deposit Accounts.

(c)           Each Deposit Account is a “Deposit Account” as such term is defined in the UCC §9-102(a)(29).

(d)           Each Deposit Account will be maintained in the manner set forth herein until termination of this Agreement.

(e)           This Agreement is the valid and legally binding obligation of the Depository Bank.

(f)           The Depository Bank has not entered into any currently effective agreement with any person relating to any Deposit Account or any of the funds credited thereto under which the Depository Bank may be obligated to comply with instructions originated by a person other than the Grantor or the Agent.  Until the termination of this Agreement, the Depository Bank will not enter into any agreement with any person relating to any Deposit Account or any of the funds credited thereto under which the Depository Bank may be obligated to comply with instructions originated by a person other than the Grantor or the Agent.

Exhibit K-2

2.           Control.

(a)           At all times from and after receipt by Depository Bank of a Notice of Sole Control (as defined below) delivered by the Agent pursuant to Section 11(a) hereof, Depository Bank shall comply solely with instructions originated by the Agent without further consent of the Grantor or any person acting or purporting to act for the Grantor being required, including, without limitation, directing disposition of the funds in each Deposit Account, thereby granting the Agent “control” over the Deposit Accounts under UCC §9-104(a)(2).

(b)           At all times prior to receipt by Depository Bank of a Notice of Sole Control delivered by Agent pursuant to Section 11(a) hereof, Depository Bank shall comply with instructions directing the disposition of funds in each Deposit Account originated by the Grantor or its authorized representatives.  The Depository Bank shall comply with, and is fully entitled to rely upon, any instruction from the Agent, even if such instruction is contrary to any instruction that the Grantor may give or may have given to the Depository Bank.

3.           Subordination of Lien; Waiver of Set-Off.

(a)           The Depository Bank hereby agrees that any security interest in, lien on, encumbrance, claim or (except as provided in the next sentence) right of set-off against, any Deposit Account or any funds therein it now has or subsequently obtains shall be subordinate to the security interest of the Agent in the Deposit Accounts and the funds therein or credited thereto.

(b)           The Depository Bank agrees not to exercise any present or future right of recoupment or set-off against any of the Deposit Accounts or to assert against any of the Deposit Accounts any present or future security interest, banker’s lien or any other lien or claim (including claim for penalties) that the Depository Bank may at any time have against or in any of the Deposit Accounts or any funds therein; provided, however, that the Depository Bank may set off (i) all amounts due to the Depository Bank in respect of its customary fees and expenses for the routine maintenance and operation of the Deposit Accounts, including overdraft fees, and (ii) the face amount of any checks or other items which have been credited to any Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).

4.           Depository Bank’s Responsibility.

(a)           The Depository Bank will not be liable to the Agent for complying with instructions concerning the Deposit Accounts from the Grantor that are received by the Depository Bank before the Depository Bank receives, and has a reasonable opportunity to act on, a Notice of Sole Control.

Exhibit K-3

(b)           The Depository Bank will not be liable to the Grantor or the Agent for complying with a Notice of Sole Control or with instructions concerning the Deposit Accounts originated by the Agent, even if the Grantor notifies the Depository Bank that the Agent is not legally entitled to issue the Notice of Sole Control or instructions unless the Depository Bank takes the actions after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

(c)           This Agreement does not create any obligation of the Depository Bank except for those expressly set forth in this Agreement and Article 4 of the UCC.  In particular, the Depository Bank need not investigate whether the Agent is entitled under the Agent’s agreements with the Grantor to give instructions concerning any Deposit Account or a Notice of Sole Control.  The Depository Bank may rely on notices and communications it believes to be given by the appropriate party.

5.           Indemnification and Reimbursement.  The Grantor agrees to indemnify the Depository Bank, its officers, directors, employees and agents against all claims incurred, sustained or payable by the Depository Bank, or such other indemnitee, arising out of this Agreement except to the extent caused by the Depository Bank’s, or such other indemnitee’s bad faith, gross negligence or wilful misconduct.

6.           Choice of Law; Waiver of Jury Trial.

(a)           Both this Agreement and the Deposit Accounts shall be governed by the laws of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Depository Bank’s jurisdiction and the Deposit Account(s) shall be governed by the laws of the State of New York.  The Depository Bank and the Grantor may not change the law governing any Deposit Account without the Agent’s prior written consent.

(b)           EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN

7.           Submission To Jurisdiction; Waivers.  Each party hereby irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)           consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

Exhibit K-4

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party in accordance with Section 14 hereof;

(d)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)           waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this section any special, exemplary, punitive or consequential damages.

8.           Conflict with Other Agreements.  As of the date hereof, there are no other agreements entered into between the Depository Bank and the Grantor with respect to any Deposit Account or any funds credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Deposit Accounts).  The Depository Bank and the Grantor will not enter into any other agreement with respect to any Deposit Account unless the Agent shall have received prior written notice thereof.  The Depository Bank and the Grantor have not and will not enter into any other agreement with respect to control of the Deposit Accounts or purporting to limit or condition the obligation of the Depository Bank to comply with any orders or instructions with respect to any Deposit Account as set forth in Section 2 hereof without the prior written consent of the Agent acting in its sole discretion.  In the event of any conflict with respect to control over any Deposit Account between this Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

9.           Certain Agreements.  As of the date hereof, the Depository Bank has furnished to the Agent the most recent account statement issued by the Depository Bank with respect to each of the Deposit Accounts and the cash balances held therein.  Each such statement accurately reflects the assets held in such Deposit Account as of the date thereof.

10.         Notice of Adverse Claims.  Except for the claims and interests of the Agent and of the Grantor in the Deposit Accounts, the Depository Bank on the date hereof does not know of any claim to, security interest in, lien on, or encumbrance against, any Deposit Account or in any funds credited thereto and does not know of any claim that any person or entity other than the Agent has been given control (within the meaning of UCC §9-104) of any Deposit Account or any such funds.  If the Depository Bank becomes aware that any person or entity is asserting any lien, encumbrance, security interest or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process or any claim of control) against any funds in any Deposit Account, the Depository Bank shall promptly notify the Agent and the Grantor thereof.

11.         Maintenance of Deposit Accounts.  In addition to the obligations of the Depository Bank in Section 2 hereof, the Depository Bank agrees to maintain the Deposit Accounts as follows:

Exhibit K-5

(a)           Notice of Sole Control.  If at any time the Agent delivers to the Depository Bank a notice instructing the Depository Bank to terminate Grantor’s access to any Deposit Account in substantially the form attached hereto as Exhibit A (a “Notice of Sole Control”), the Depository Bank agrees that, after receipt of such notice, it will take all instructions with respect to such Deposit Account solely from the Agent, terminate all instructions and orders originated by the Grantor with respect to the Deposit Accounts or any funds therein, and cease taking instructions from the Grantor, including, without limitation, instructions for distribution or transfer of any funds in any Deposit Account.

(b)           Deposit Account Information.  If the Agent requests, the Depository Bank will provide to the Agent, whether by internet access or otherwise, a copy of each periodic account statement relating to the Deposit Account ordinarily furnished by the Depository Bank to the Grantor.  The Grantor authorizes the Depository Bank to provide the Agent, whether by internet access or otherwise, any other information concerning the Deposit Account that the Depository Bank may agree to provide to the Agent at the Agent’s request.

12.           Binding Effect.  The terms of this Agreement shall become effective when it has been executed by the Grantor, the Agent and the Depository Bank, and thereafter shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted transferees.

13.           Notices.  All notices, requests and demands to or upon the Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon Depository Bank shall be addressed to its notice address set forth on Schedule 2 attached hereto.

14.           Termination; Survival.

(a)           Except as otherwise provided in this Section 14, this Agreement and the obligations of the Depository Bank hereunder shall continue in effect until the security interests of the Agent in the Deposit Accounts and any and all funds therein have been terminated pursuant to the terms of the Security Agreement and the Agent has notified the Depository Bank of such termination in writing.  This Agreement may be terminated by:

(i)           the Agent at any time by written notice to the other parties;

(ii)         the Depository Bank, at any time by written notice delivered to the Agent and the Grantor not less than 30 days prior to the effective termination date.

(b)           Prior to any termination of this Agreement pursuant to this Section 14, the Depository Bank hereby agrees that it shall promptly take, at Grantor’s sole cost and expense, all actions necessary to transfer any funds in the Deposit Accounts to the institution designated in writing by the Agent.

(c)           Sections 4 and 5 of this Agreement will survive termination of this Agreement.

15.           Fees and Expenses.  The Depository Bank agrees to look solely to the Grantor for payment of any and all fees, costs, charges and expenses incurred or otherwise relating to the Deposit Accounts and services provided by the Depository Bank hereunder (collectively, the “Account Expenses”), and the Grantor agrees to pay such Account Expenses to the Depository Bank on demand therefor.  The Grantor acknowledges and agrees that it shall be, and at all times remains, solely liable to the Depository Bank for all Account Expenses.

Exhibit K-6

16.           Severability.  If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

17.           Amendment.  No amendment to this Agreement will be binding on any party unless it is in writing and signed by all of the parties.  Any provision of this Agreement benefiting a party may be waived only by a writing signed by that party.

18.           Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement and any party hereto may execute this Agreement by signing and delivering one or more counterparts.  Delivery of an executed counterpart of this Agreement electronically or by facsimile shall be effective as delivery of an original executed counterpart of the agreement.

[SIGNATURE PAGE FOLLOWS]

Exhibit K-7

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

IM BRANDS, LLC

By: XCel Brands, Inc., its sole member and manager

By:	/s/ Robert W. D’Loren
Name: Robert W. D’Loren
Title: Chairman of the Board and Chief Executive Officer

[NAME OF DEPOSITORY BANK]

By:

Name:
Title:

MIDMARKET CAPITAL PARTNERS, LLC

By:	/s/ David Meyer

Name: David Meyer
Title: Managing Director

Exhibit K-1

Schedule 1
Deposit Accounts

Exhibit K-1

Schedule 2
Notice Address

Exhibit A
[to be placed on Secured Party’s letterhead]

NOTICE OF SOLE CONTROL

____________________, 20_____

VIA
[DEPOSITORY BANK]
[                                     ]
[                                     ]
Attn:

Re:	Deposit Account Control Agreement dated as of September ___, 2011 (the “Agreement”) by and among IM Brands, LLC (“Grantor”), MidMarket Capital Partners, LLC (“Agent”), and [DEPOSITORY BANK]

Ladies and Gentlemen:

The undersigned Agent hereby assumes exclusive and sole control of the Deposit Accounts, as defined in the Agreement.  This constitutes a Notice of Sole Control as referred to in Section 11(a) of the Agreement, a copy of which is attached hereto.

Agent hereby orders Depository Bank to transfer funds via Fed wire daily from the Deposit Account(s) to the following account held by Agent:

_______________________
_______________________
_______________________

Please contact us immediately at ___________________________ (phone number) with any questions.

MIDMARKET CAPITAL PARTNERS, LLC

By:

Printed Name

Title:

Annex IV
to
Guarantee and Collateral Agreement

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (“IP Security Agreement”), dated as of September __, 2011, is made by the parties listed on the signature page hereof (each a “Grantor”) in favor of MIDMARKET CAPITAL PARTNERS, LLC, a Delaware limited liability company (the “Agent”), as administrative agent for the Lenders under that certain Credit Agreement dated as of September __, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IM BRANDS, LLC, a Delaware limited liability company, the Lenders and the Agent.

WHEREAS, as a condition precedent to the making of loans by the Lenders under the Credit Agreement, each Grantor has executed and delivered to the Agent that certain Guarantee and Collateral Agreement dated as of September __, 2011, made by and among each of the signatories thereto, in favor of Agent for the benefit of the Lenders (the “Security Agreement”; capitalized terms used but not defined herein shall have the meanings given to them in the Security Agreement); and

WHEREAS, pursuant to the terms of the Security Agreement, each Grantor authorized Agent to file this short form agreement with national, federal and state government authorities, including, but not limited to, the United States Patent and Trademark Office and the United States Copyright Office.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees with the Agent as follows:

1.           Grant of Security. Each Grantor hereby pledges and grants to the Agent for the ratable benefit of the Lenders a security interest in and to all of the right, title and interest of such Grantor in, to and under the following, wherever located, and whether now existing or hereafter arising or acquired from time to time (the “IP Collateral”):

(a)           all (i) letters patent of the United States or any political subdivision thereof, (ii) applications for letters patent of the United States, and (iii) reissues, divisions, continuations and continuations-in-part, or extensions thereof, including, without limitation, any of the foregoing listed on Schedule 1 hereof and (iv) all rights to obtain any reissues or extensions of the foregoing (the “Patents”);

(b)           (i) all trademarks, trade names, brand names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, domain names, service marks, logos and other source or business identifiers, and all goodwill associated therewith or symbolized thereby, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing listed on Schedule 2 hereof, and (ii) the right to obtain all renewals thereof (the “Trademarks”);

Exhibit K-2

(c)           (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, in any media, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed on Schedule 3 hereof), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof (the “Copyrights”);

(d)           all rights of any kind whatsoever of such Grantor accruing under any of the foregoing provided by applicable law of the United States or any political subdivision thereof;

(e)           any and all royalties, fees, income, payments and other proceeds now or hereafter due or payable with respect to any and all of the foregoing; and

(f)           any and all claims and causes of action, with respect to any of the foregoing, whether occurring before, on or after the date hereof, including all rights to and claims for damages, restitution and injunctive and other legal and equitable relief for past, present and future infringement, dilution, misappropriation, violation, misuse, breach or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

2.           Recordation. Each Grantor authorizes the Commissioner for Patents, the Commissioner for Trademarks and the Register of Copyrights and any other government officials to record and register this IP Security Agreement upon request by the Agent.

3.           Loan Documents. This IP Security Agreement has been entered into pursuant to and in conjunction with the Security Agreement, which is hereby incorporated by reference.  The provisions of the Security Agreement shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of the Agent with respect to the IP Collateral are as provided by the Credit Agreement, the Security Agreement and the other Loan Documents, and nothing in this IP Security Agreement shall be deemed to limit such rights and remedies.

4.           Execution in Counterparts. This IP Security Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

5.           Successors and Assigns. This IP Security Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Exhibit K-3

6.           Governing Law. This IP Security Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this IP Security Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

IM BRANDS, LLC

By: XCel Brands, Inc., its sole member and manager

	By:	/s/ Robert W. D’Loren
Name: Robert W. D’Loren
Title: Chief Executive Officer

AGREED TO AND ACCEPTED:

MIDMARKET CAPITAL PARTNERS, LLC, as Administrative Agent

	By:	/s/ David Meyer
Name: David Meyer
Title: Managing Director

Exhibit K-4

Exhibit K-5

Exhibit K-6

EXHIBIT A

SCHEDULES

Schedule 1 – Issued Patents and Patent Applications
Schedule 2 – Trademark Registrations and Applications
Schedule 3 – Copyright Registrations and Applications

Annex V
to
Guarantee and Collateral Agreement

SECURITIES ACCOUNT CONTROL AGREEMENT

This SECURITIES ACCOUNT CONTROL AGREEMENT (this “Agreement”) is entered into as of  __, 2011 by and among IM BRANDS, LLC, a Delaware limited liability company (the “Grantor”), MIDMARKET CAPITAL PARTNERS, LLC, a Delaware limited liability company, as administrative agent under the Guarantee and Collateral Agreement (the “Secured Party”) and [___________] (the “Intermediary”).

PREAMBLE:

This Agreement is entered into by the parties hereto for the purpose of perfecting the security interests of the Secured Party granted by the Grantor in the Securities Accounts described below and is delivered pursuant to Section 5.11 of that certain Guarantee and Collateral Agreement (the “Guarantee and Collateral Agreement”), dated as of September [__], 2011 made by Grantor in favor of Secured Party as Administrative Agent for the Lenders from time to time parties to the Credit Agreement (as defined in the Guarantee and Collateral Agreement).

All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Guarantee and Collateral Agreement.

TERMS:

ARTICLE 1.
REPRESENTATIONS; COVENANTS

The Intermediary hereby confirms and agrees that:

1.1           The Intermediary has established and maintained, for the Grantor, the securities accounts listed in Schedule 1 annexed hereto (such accounts, together with each such other securities account maintained by the Grantor with the Intermediary (collectively, the “Securities Accounts” and each a “Securities Account”). The Grantor is the Intermediary’s customer with respect to the Securities Accounts.

1.2           The Intermediary is in the business of maintaining securities accounts.  It shall maintain the Securities Accounts in the same manner until the termination of this Agreement and therefore qualifies as a “Intermediary” as such term is defined under UCC §8-102(a)(14).

1.3           Each Securities Account is a “securities account” as such term is defined in the UCC §8-501.

Exhibit K-2

1.4           The Secured Party is the “entitlement holder” as such term is defined in the UCC §8-102(a)(7).

ARTICLE 2.
“FINANCIAL ASSETS” ELECTION

All parties hereto agree that each item of Investment Property and all other property held in or credited to any Securities Account (the “Account Property”) shall be treated as a “financial asset” within the meaning of UCC §8-102(a)(9).

ARTICLE 3.
ENTITLEMENT ORDER

If at any time the Intermediary shall receive an “entitlement order” (within the meaning of UCC §8-102(a)(8)) issued by the Secured Party and relating to any financial asset maintained in one or more of the Securities Accounts, the Intermediary shall comply with such entitlement order without further consent by the Grantor or any other person.  At all times prior to receipt by Intermediary of a Notice of Sole Control delivered by Agent pursuant to Article 10(a) hereof, the Intermediary shall comply with instructions directing the Intermediary with respect to the sale, exchange or transfer of financial assets held in each Securities Account originated by the Grantor, or any representative of, or investment manager appointed by, a Grantor.  The Intermediary shall comply with, and is fully entitled to rely upon, any entitlement order from the Secured Party, even if such entitlement order is contrary to any entitlement order that the Grantor may give or may have given to the Intermediary.

ARTICLE 4.
SUBORDINATION OF LIEN; WAIVER OF SET-OFF

4.1           The Intermediary hereby agrees that any security interest in, lien on, encumbrance, claim or (except as provided in the next sentence) right of set-off against, any Securities Account or any Account Property it now has or subsequently obtains shall be subordinate to the security interest of the Secured Party in the Securities Accounts and the Account Property therein or credited thereto.

4.2           The Intermediary hereby agrees not to exercise any present or future right of recoupment or set-off against any of the Securities Accounts or to assert against any of the Securities Accounts any present or future security interest, banker’s lien or any other lien or claim (including claim for penalties) that the Intermediary may at any time have against or in any of the Securities Accounts or any Account Property therein or credited thereto; provided, however, that the Intermediary may set off amounts due to the Intermediary in respect of its customary fees and expenses for the routine maintenance and operation of the Securities Accounts and to secure or satisfy payment for Account Property.

2

Exhibit K-3

ARTICLE 5.
INTERMEDIARY’S RESPONSIBILITY

5.1           The Intermediary will not be liable to the Secured Party for complying with instructions concerning the Securities Accounts from the Grantor that are received by the Intermediary before the Intermediary receives and has a reasonable opportunity to act on a Notice of Sole Control.

5.2           The Intermediary will not be liable to the Grantor or the Secured Party for complying with a Notice of Sole Control or with instructions concerning the Securities Accounts originated by the Secured Party, even if the Grantor notifies the Intermediary that the Secured Party is not legally entitled to issue the Notice of Sole Control or instructions unless the Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

5.3           This Agreement does not create any obligation of the Intermediary except for those expressly set forth in this Agreement and Part 5 of Article 8 of the UCC. In particular, the Intermediary need not investigate whether the Secured Party is entitled under the Secured Party’s agreements with the Grantor to give instructions concerning any Securities Account or a Notice of Sole Control. The Intermediary may rely on notices and communications it believes to be given by the appropriate party.

ARTICLE 6.
INDEMNIFICATION

           The Grantor and Secured Party agree to indemnify Intermediary, its officers, directors, employees, and agents against claims, liabilities and expenses arising out of this Agreement (including reasonable attorneys’ fees and disbursements), except to the extent the claims, liabilities, or expenses are caused by Intermediary’s gross negligence or willful misconduct. Grantor’s and Secured Party’s liability under this Section is joint and several.

ARTICLE 7.
CONFLICT WITH OTHER AGREEMENTS

As of the date hereof, there are no other agreements entered into between the Intermediary and the Grantor with respect to any Securities Account or any security entitlements or other financial assets credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Securities Accounts). The Intermediary and the Grantor will not enter into any other agreement with respect to any Securities Account unless the Secured Party shall have received prior written notice thereof. The Intermediary and the Grantor have not and will not enter into any other agreement with respect to (i) the creation or perfection of any security interest in or (ii) control of security entitlements maintained in any of the Securities Accounts or purporting to limit or condition the obligation of the Intermediary to comply with entitlement orders with respect to any Account Property held in or credited to any Securities Account as set forth in Section 2 hereof without the prior written consent of the Secured Party acting in its sole discretion. In the event of any conflict with respect to control over any Securities Account between this Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

3

Exhibit K-4

ARTICLE 8.
CERTAIN AGREEMENTS

8.1           As of the date hereof, the Intermediary has furnished to the Secured Party the most recent accounts statement issued by the Intermediary with respect to each of the Securities Accounts and the financial assets and cash balances held therein, identifying the financial assets held therein in a manner reasonably acceptable to the Intermediary. Each such statement accurately reflects the assets held in such Securities Account as of the date hereof.

8.2           The Intermediary will, upon its receipt of each supplement to the Guarantee and Collateral Agreement by the Grantor and identifying one or more financial assets as “Pledged Collateral” enter into its records, including computer records, with respect to each Securities Account a notation with respect to any financial asset so that such records and reports generated with respect thereto identify such financial assets as “Pledged”.

ARTICLE 9.
NOTICE OF ADVERSE CLAIMS

Except for the claims and interest of the Secured Party and of the Grantor in the Account Property held in or credited to the Securities Accounts, the Intermediary on the date hereof does not know of any claim to, security interest in, lien on, or encumbrance against, any Securities Account or Account Property held in or credited thereto and does not know of any claim that any person or entity other than the Secured Party has been given control (within the meaning of UCC §8-106) of any Securities Account or any such Account Property. If the Intermediary becomes aware that any person or entity is asserting any lien, encumbrance, security interest or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process or any claim of control) against any Account Property held in or credited to any Securities Account, the Intermediary shall promptly notify the Secured Party and the Grantor thereof.

ARTICLE 10.
MAINTENANCE OF SECURITIES ACCOUNTS

In addition to the obligations of the Intermediary in Section 3 hereof, the Intermediary agrees to maintain the Securities Accounts as follows:

           (a)           Notice of Sole Control. If at any time the Secured Party delivers to the Intermediary a notice instructing the Intermediary to terminate Grantor’s access to any Securities Account in substantially the form attached hereto as Exhibit A (the “Notice of Sole Control”), the Intermediary agrees that, after receipt of such notice, it will take all instructions with respect to such Security Account solely from the Secured Party, terminate all instructions and orders originated by the Grantor with respect to the Securities Accounts or any funds therein, and cease taking instructions from the Grantor, including, without limitation, instructions for distribution or transfer of any funds in any Securities Account.

4

Exhibit K-5

(b)           Voting Rights. Until such time as the Intermediary receives a Notice of Sole Control, the Grantor, or an investment manager on behalf of the Grantor, shall direct the Intermediary with respect to the voting of any financial assets credited to any Securities Account.

(c)           Securities Account Information. If the Secured Party requests, the Intermediary will provide to the Secured Party, whether by internet access or otherwise, a copy of each periodic account statement relating to the Securities Account ordinarily furnished by the Intermediary to the Grantor. The Intermediary’s liability for failing to provide the account statement will not exceed the Intermediary’s cost of providing the statement.  The Grantor authorizes the Intermediary to provide the Secured Party, whether by internet access or otherwise, any other information concerning the Securities Account that Secured Party may request.

(d)           Perfection in Certificated Securities. The Intermediary acknowledges that, in the event that it should come into possession of any certificate representing any security or other Account Property held in or credited to any of the Securities Accounts, the Intermediary shall retain possession of the same on behalf and for the benefit of the Secured Party and such act shall cause the Intermediary to be deemed holding such certificate for the Secured Party, if necessary to perfect the Secured Party’s security interest in such securities or assets. The Intermediary hereby acknowledges its receipt of a copy of the Guarantee and Collateral Agreement, which shall also serve as notice to the Intermediary of a security interest in collateral held on behalf and for the benefit of the Secured Party.  The Intermediary shall provide Secured Party prompt notice of possession of any such certificate and upon request of Secured Party, deliver the original of each such certificate to Secured Party.

ARTICLE 11.
BINDING AFFECT; ASSIGNMENT

The terms of this Agreement shall become effective when it has been executed by the Grantor, the Secured Party and the Intermediary, and thereafter shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted transferees.

ARTICLE 12.
NOTICES

A notice or other communication to a party under this Agreement will be in writing (except that entitlement orders may be given orally), will be sent to the party’s address set forth below or to such other address as the party may notify the other parties and will be effective on receipt.

5

Exhibit K-6

ARTICLE 13.
TERMINATION; SURVIVAL

Secured Party may terminate this Agreement by notice to Intermediary and Grantor. Intermediary may terminate this Agreement on sixty (60) days’ notice to Secured Party and Grantor.  Upon receipt of such notice of termination from the Intermediary, Secured Party may direct Intermediary to sell and/or transfer all Account Property and Intermediary shall comply with such direction prior to the effective date of any termination.  If Secured Party notifies Intermediary that Secured Party’s security interest in the Account has terminated, this Agreement will immediately terminate.

Sections 5 and 6 will survive termination of this Agreement.

ARTICLE 14.
FEES AND EXPENSES

The Intermediary agrees to look solely to the Grantor for payment of any and all fees, costs, charges and expenses incurred or otherwise relating to the Securities Accounts and services provided by the Intermediary hereunder (collectively, the “Account Expenses”), and the Grantor agrees to pay such Account Expenses to the Intermediary on demand therefor. The Grantor acknowledges and agrees that it shall be, and at all times remains, solely liable to the Intermediary for all Account Expenses.

ARTICLE 15.
SEVERABILITY

To the extent a provision of this Agreement is unenforceable, this Agreement will be construed as if the unenforceable provision were omitted.

ARTICLE 16.
CHOICE OF LAW

Both this Agreement and the Securities Accounts shall be governed by the laws of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Intermediary’s jurisdiction and the Securities Accounts (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

ARTICLE 17.
JURY WAIVER

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

6

Exhibit K-7

ARTICLE 18.
AMENDMENTS

No amendment to this Agreement will be binding on any party unless it is in writing and signed by all of the parties. Any provision of this Agreement benefiting a party may be waived only by a writing signed by that party.

ARTICLE 19.
COUNTERPARTS

This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[Signature page follows.  Remainder of page intentionally left blank.]

7

Exhibit K-8

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

GRANTOR:

IM BRANDS, LLC		ADDRESS:

By:	/s/ Robert W. D’Loren	IM Brands, LLC
Name: Rober W. D’Loren		475 Tenth Avenue, 4th Floor
Its: Chairman of the Board and Chief Executive Officer		New York, New York 10018
Attn: Chief Executive Officer and Chief
Financial Officer

SECURED PARTY

MIDMARKET CAPITAL PARTNERS, LLC	ADDRESS:

By:	MidMarket Capital Partners, LLC
Name:	430 Park Avenue
Its:	New York, New York 10022
Attn: [_________]

INTERMEDIARY:

[ ]	ADDRESS:

By:
Name:
Its:

8

Exhibit K-9

SCHEDULE 1

SECURITIES ACCOUNTS

9

Exhibit A
[to be placed on Secured Party’s letterhead]

NOTICE OF SOLE CONTROL

____________________, 20_____

VIA
[INTERMEDIARY]
[                                     ]
[                                     ]
Attn:

Re:	Securities Account Control Agreement dated as of September ___, 2011 (the “Agreement”) by and among IM Brands, LLC (“Grantor”), MidMarket Capital Partners, LLC (“Agent”), and [INTERMEDIARY]

Ladies and Gentlemen:

The undersigned Agent hereby assumes exclusive and sole control of the Securities Accounts and Account Property, each as defined in the Agreement.  This constitutes a Notice of Sole Control as referred to in Section 10(a) of the Agreement, a copy of which is attached hereto.

Please contact us immediately at ___________________________ (phone number) with any questions.

MIDMARKET CAPITAL PARTNERS, LLC

By:

Printed Name

Title: